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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): DECEMBER 18, 2000





                            MECHANICAL DYNAMICS, INC.
             (Exact name of Registrant as Specified in Its Charter)





       MICHIGAN                        0-20679                   38-2163045
(State or other jurisdiction      (Commission file number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)









              2300 Traverwood Drive, Ann Arbor, Michigan      48105
               (Address of Principal Executive Offices)     (Zip Code)




                                 (734)-994-3800
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  ACQUISITIONS AND DISPOSITIONS OF ASSETS

    In December 2000, Mechanical Dynamics, Inc. (the "Company") acquired ESTECH, a computer-aided engineering service provider based in Yokohama, Japan, from Nissan Motor of Japan and Structural Dynamics Research Corporation. The aggregate purchase price, including acquisition-related costs, was paid entirely in cash and approximated $8.8 million. The cash required for this transaction was provided from the Company's existing cash balances. Pursuant to the agreement, the Company assumed the cash and cash equivalents of ESTECH, which totaled $4.1 million as of November 30, 2000. The acquisition has been accounted for under the purchase method of accounting. The excess of the aggregate purchase price over the fair value of the net assets acquired has been recognized as goodwill. The operating results of ESTECH will be included in the Company's consolidated results of operations from the date of acquisition.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired

         It is impracticable for the Company to file the required two year financial statements as of the date hereof which are required to be filed pursuant to Item 7(a) of Form 8-K. The required financial statements will be filed by amendment to this Report no later than 60 days following the date on which this report on Form 8-K was required to be filed.

    (b)  Pro Forma Information

         It is impracticable for the Company to file the pro forma financial information as of the date hereof which are required to be filed pursuant to Item 7(b) of Form 8-K. The required pro forma financial information will be filed by amendment to this Report no later than 60 days following the date on which this report on Form 8-K was required to be filed.

    (c)  Exhibits

         10.1 Share Transfer Agreement dated November 17, 2000 by and among Mechanical Dynamics, Inc., Nissan Motor Co., Ltd., and Structural Dynamics Research Corporation.

         99.1 Press release, dated November 17, 2000.

         99.2 Press release, dated December 18, 2000.

              * Certain exhibits and schedules to this Exhibit filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 28, 2000     MECHANICAL DYNAMICS, INC.
                             (Registrant)


                         By: /s/ Michael E. Korybalski
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                             Michael E. Korybalski
                             Chairman of the Board and Chief Executive Officer (Principal Executive Officer)


                         By: /s/ David Peralta
                             ---------------------------------------------------
                             David Peralta
                             Vice President and Chief Financial Officer
                             (Principal Financial and Accounting Officer)





















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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

     10.1 Share Transfer Agreement dated November 17, 2000 by and among Mechanical Dynamics, Inc., Nissan Motor Co., Ltd., and Structural Dynamics Research Corporation

     99.1     Press release, dated November 17, 2000

     99.2     Press release, dated December 18, 2000













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